UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2026 (June 16, 2026)

CXApp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Palo Alto Square, Suite 200 3000 El Camino Real California, CA	94306
(Address of principal executive offices)	(Zip Code)

(650) 785-7171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

In an annual meeting of the stockholders (the “Annual Meeting”) of CXApp Inc., a Delaware corporation (the “Company” or “CXApp”), held on June 16, 2026 at 2:00 p.m., Pacific Time, virtually via live webcast in connection with the stockholder vote on the proposals listed below, holders of 30,592,312 shares of CXApp common stock were present virtually or represented by proxy, representing 44.32% of CXApp’s common stock outstanding and entitled to vote as of April 17, 2026, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results for each matter submitted to a vote of the Company stockholders at the Annual Meeting are set forth below:

Percentages in parentheses represent the percentage of shares voted on the applicable proposal.

1.	Proposal 1: To elect Khurram P. Sheikh to serve as a Class III director to hold office until the date of the annual meeting of stockholders following the fiscal year ending December 31, 2028, and until his successor is duly elected and qualified, or until his earlier death, disqualification, resignation or removal.

For	Against	Abstain	Broker non-Votes
10,780,651 (90.29%)	702,534 (5.88%)	455,826 (3.81%)	18,653,301

Based on the votes set forth above, Mr. Sheikh was duly elected to serve as a Class III director to hold office until the date of the annual meeting of stockholders following the fiscal year ending December 31, 2028, and until his successor is duly elected and qualified, or until his earlier death, disqualification, resignation or removal.

2.	Proposal 2: To elect George Mathai to serve as a Class III director to hold office until the date of the annual meeting of stockholders following the fiscal year ending December 31, 2028, and until his successor is duly elected and qualified, or until his earlier death, disqualification, resignation or removal.

For	Against	Abstain	Broker non-Votes
10,717,780 (89.77%)	774,518 (6.48%)	446,713 (3.74%)	18,653,301

Based on the votes set forth above, Mr. Mathai was duly elected to serve as a Class III director to hold office until the date of the annual meeting of stockholders following the fiscal year ending December 31, 2028, and until his successor is duly elected and qualified, or until his earlier death, disqualification, resignation or removal.

3.	Proposal 3: To approve the issuance of shares of CXApp common stock (or securities convertible into or exercisable for CXApp common stock) in one or more private placements in excess of 20% of the Company’s outstanding common stock.

For	Against	Abstain	Broker non-Votes
9,263,367 (77.58%)	2,446,247 (20.48%)	229,397 (1.92%)	18,653,301

Based on the votes set forth above, the stockholders approved the issuance of shares of CXApp common stock (or securities convertible into or exercisable for CXApp common stock) in one or more private placements in excess of 20% of the Company’s outstanding common stock.

4.	Proposal 4: To authorize the Board, at its discretion, to approve (i) a reverse stock split of the Company’s common stock with a ratio between 1-for-5 and 1-for-100, for the primary purpose of maintaining CXApp’s listing on the Nasdaq Stock Market, and (ii) the amendment of the Company’s certificate of incorporation to reflect the reverse stock split.

For	Against	Abstain	Broker non-Votes
19,757,330 (64.58%)	9,752,018 (31.87%)	1,082,964 (3.53%)	-

Based on the votes set forth above, the stockholders authorized the Board, at its discretion, to approve (i) a reverse stock split of the Company’s common stock with a ratio between 1-for-5 and 1-for-100, for the primary purpose of maintaining CXApp’s listing on the Nasdaq Stock Market, and (ii) the amendment of the Company’s certificate of incorporation to reflect the reverse stock split.

5.	Proposal 5: To approve, on a non-binding advisory basis, the compensation of our named executive officers.

For	Against	Abstain	Broker non-Votes
10,016,834 (83.90%)	1,477,665 (12.37%)	444,512 (3.72%)	18,653,301

Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the compensation of our named executive officers.

6.	Proposal 6: To approve, on a non-binding advisory basis, the frequency of future advisory votes to approve our named executive officer compensation.

One Year	Two Years	Three Years	Abstain
10,862,446 (90.98%)	98,628 (0.82%)	277,123 (2.32%)	700,814 (5.86%)

Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the frequency of future advisory votes to approve our named executive officer compensation to be one year.

7.	Proposal 7: To ratify the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2026.

For	Against	Abstain	Broker non-Votes
27,534,231 (90.00%)	1,597,542 (5.22%)	1,460,539 (4.77%)	-

Based on the votes set forth above, the stockholders ratified the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2026.

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the Company may differ from its actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of the Company, including projected financial information (which is not audited or reviewed by the Company’s auditors), and the future plans, operations and opportunities for the Company and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which the Company operates; changes in consumer preferences or the market for the Company’s services; changes in applicable laws or regulations; the availability or competition for opportunities for expansion of the Company’s business; difficulties of managing growth profitably; the loss of one or more members of the Company’s management team; loss of a major customer and other risks and uncertainties included from time to time in the Company’s reports (including all amendments to those reports) filed with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXApp Inc.

Date: June 23, 2026	By:	/s/ Khurram P. Sheikh
		Name:	Khurram P. Sheikh
		Title:	Chairman and Chief Executive Officer

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